UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 8, 2011

BEST BUY CO., INC.
(Exact Name of Registrant as Specified in Its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

1-9595 (Commission File Number)	41-0907483 (IRS Employer Identification No.)

7601 Penn Avenue South Richfield, Minnesota (Address of Principal Executive Offices)	55423 (Zip Code)

(612) 291-1000
(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

On March 8, 2011, Best Buy Co., Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with the several underwriters named therein, for which Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC and UBS Securities LLC acted as representatives, for the issuance and sale by the Company of $350,000,000 aggregate principal amount of its 3.750% Notes due 2016 (the “2016 Notes”) and $650,000,000 aggregate principal amount of its 5.500% Notes due 2021 (the “2021 Notes” and, together with the 2016 Notes, the “Notes”).

The Notes will be issued pursuant to an Indenture, to be dated as of March 11, 2011 (the “Base Indenture”), between the Company and Wells Fargo Bank, N.A., as Trustee (the “Trustee”), as amended and supplemented by a First Supplemental Indenture thereto, to be dated as of March 11, 2011, between the Company and the Trustee (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). A form of the Base Indenture is set forth as Exhibit 4.1 to the Company’s Registration Statement on Form S-3 (File No. 333-172662), filed on March 8, 2011, and is incorporated herein by reference.

In connection with the public offering of the Notes, the Company has filed with the Securities and Exchange Commission a Prospectus dated March 8, 2011 and a related Prospectus Supplement dated March 8, 2011 (File No. 333-172662).  The Prospectus Supplement includes relevant information regarding recent developments and the use of the public offering proceeds.

Interest on the Notes will be payable semi-annually on March 15 and September 15 of each year, commencing on September 15, 2011, to holders of record on the preceding March 1 or September 1, as the case may be.

The 2016 Notes will mature on March 15, 2016 and the 2021 Notes will mature on March 15, 2021.

The Notes will be the Company’s senior unsecured obligations and will rank equally with the Company’s other unsecured and unsubordinated debt from time to time outstanding.

The foregoing descriptions of the Underwriting Agreement and the First Supplemental Indenture (including the forms of the Notes) are qualified in their entirety by the terms of such agreements.  Please refer to such agreements, which are incorporated herein by reference and attached hereto as Exhibits 1.1 and 4.2, respectively.

Item 9.01               Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 8, 2011

4.1

Form of Indenture, to be dated as of March 11, 2011, between Best Buy Co., Inc. and Wells Fargo Bank, N.A., as Trustee (incorporated by reference to Company’s Registration Statement on Form S-3 (File No. 333-172662), filed on March 8, 2011)

4.2

Form of First Supplemental Indenture, to be dated as of March 11, 2011, between Best Buy Co., Inc. and Wells Fargo Bank, N.A., as Trustee, to the Indenture, to be dated as of March 11, 2011, between Best Buy Co., Inc. and Wells Fargo Bank, N.A., as Trustee

4.3	Form of Global Note representing the 2016 Notes (included in Exhibit 4.2)

4.4	Form of Global Note representing the 2021 Notes (included in Exhibit 4.2)

5.1	Opinion of Simpson Thacher & Bartlett LLP

5.2	Opinion of Robins, Kaplan, Miller & Ciresi L.L.P.

23.1	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.1)

23.2	Consent of Robins, Kaplan, Miller & Ciresi L.L.P. (included in Exhibit 5.2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEST BUY CO., INC.
(Registrant)

Date: March 11, 2011	/s/ Susan S. Grafton
Susan S. Grafton
Vice President, Controller and Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 8, 2011

4.1

Form of Indenture, to be dated as of March 11, 2011, between Best Buy Co., Inc. and Wells Fargo Bank, N.A., as Trustee (incorporated by reference to Company’s Registration Statement on Form S-3 (File No. 333-172662), filed on March 8, 2011)

4.2

Form of First Supplemental Indenture, to be dated as of March 11, 2011, between Best Buy Co., Inc. and Wells Fargo Bank, N.A., as Trustee, to the Indenture, to be dated as of March 11, 2011, between Best Buy Co., Inc. and Wells Fargo Bank, N.A., as Trustee

4.3	Form of Global Note representing the 2016 Notes (included in Exhibit 4.2)

4.4	Form of Global Note representing the 2021 Notes (included in Exhibit 4.2)

5.1	Opinion of Simpson Thacher & Bartlett LLP

5.2	Opinion of Robins, Kaplan, Miller & Ciresi L.L.P.

23.1	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.1)

23.2	Consent of Robins, Kaplan, Miller & Ciresi L.L.P. (included in Exhibit 5.2)